UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
November 8, 2011

____________________________

IMPERIAL RESOURCES, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

333-152160	106 East 6th Street, Suite 900 Austin, Texas 78701	83-0512922
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(512) 422-2493
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

ITEM 8.01  Other Events

On November 8, 2011 the Salt Water Disposal Facility (“SWDF”) owned by the Company’s Green Tide Water Disposal, Ltd. subsidiary located in Wise County, Texas, was struck by lightning. There were no causalities, injuries or environmental impact reported but the surface plant consisting of tanks and pumps was largely destroyed by an explosion and ensuing fire. No damage is believed to have been caused to the newly completed well bore, wellhead, land and roadway infrastructure which form the majority portion of the SWDF assets, along with the value of the disposal permit. The value of the surface equipment destroyed is being assessed. The equipment destroyed was not insured.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Resources, Inc.

Date: November 8, 2011	By:	/s/ Robert Durbin
Name: Robert Durbin
Title: Chief Executive Officer